EXHIBIT 10.02

FIRST AMENDMENT TO WORKERS’ COMPENSATION RECEIVABLES FUNDING, ASSIGNMENT AND SECURITY AGREEMENT (CA)

THIS FIRST AMENDMENT (this “Amendment”) to the Workers’ Compensation Receivables Funding, Assignment and Security Agreement (CA), dated June 27, 2013 (the “Agreement”), by and between CAMBRIDGE MEDICAL FUNDING GROUP LLC a Delaware limited liability company (together with its successors and permitted assigns, “CMFG”), and TARGETED MEDICAL PHARMA, INC., a Delaware corporation (together with its successors and permitted assigns, “TMP”), is made and entered into this September 30, 2013.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CMFG and TMP (each of which may be individually referred to herein as a “Party” or, collectively, as “the Parties” and/or “Parties”), hereby agree as follows:

         1.         Amendments to Agreement. The Parties hereby agree that the Agreement shall be amended as follows:

         (a)         Section 1.1 of the Agreement (Definitions) is hereby amended and restated in its entirety to read as follows:

“1.1         “Funded Receivables” means those accounts, accounts receivable and/or claims now existing or hereafter arising with dates of service between the year 2007 and December 31, 2012, which have already been generated by TMP through treatment to WC patients in accordance with California law, and are listed on Exhibit A attached hereto and incorporated herein by reference. TMP has represented that the underlying claim(s) that relate to these accounts receivable have not been previously paid by any insurance carrier or The State Fund and that the available claims benefits under any relevant policy have not been exhausted, and/or have not been closed. An associated assignment of benefits has been provided to TMP for each such receivable.”

         (b)         Section 1 of the Agreement (Definitions) is hereby amended by adding the following as new sections:

“1.6         “Non-Workers’ Compensation Receivable(s)” means any and all accounts and accounts receivable of, or generated or created by, TMP, whether now existing or hereafter created or arising, which are not Funded Receivables.”

“1.7         “TMP Obligations” means any and all obligations, whether now existing or hereafter arising, of TMP under this Agreement, including, without limitation, (i) TMP’s obligation to remit the proceeds of Funded Receivables to CMFG pursuant to this Agreement, and (ii) TMP’s Obligation to make all Monthly Shortfall Payments to CMFG as and when the same shall be due.”

         (c)         Section 2.1 of the Agreement (Funding Amount) is hereby amended and restated in its entirety to read as follows:

“2.1         Funding Amount. In consideration for assignment of TMP’s rights in such Funded Receivables and the proceeds thereof now existing or hereafter arising to CMFG as provided in this Agreement, CMFG shall fund to TMP a sum of $3,280,000 (the “Funding Amount”). CMFG shall provide TMP with funding of $750,000 on or prior to June 30, 2013 with the balance of $2,530,000 to follow thereafter to TMP by September 30, 2013. A Closing Fee equal to 3% of the Funding Amount shall be deducted from the proceeds of the Funding Amount and retained by CMFG.”

         (d)         Section 2.2 of the Agreement (Escrow) and all references to the Escrow Amount or any escrow in the Agreement are hereby deleted in its entirety. The following shall be inserted in lieu of Section 2.2: “RESERVED.”

         (e)         Section 2.5 of the Agreement (Transfer of Rights in Funded Receivables) is hereby amended and restated in its entirety to read as follows:

“2.5         Transfer of Rights in Funded Receivables. Other than the payments set forth in Section 2.6 of this Agreement, TMP acknowledges and agrees that, any and all legal and equitable right, title and interest TMP may have had, has or will at any time have in the Funded Receivables are hereby forever transferred and assigned to CMFG (to the extent permitted by applicable law). TMP will not retain any right whatsoever to recover any payments from insurers, or from the proceeds of any settlement or judgment recovered by, or behalf of WC patients by their attorneys or otherwise arising out of, in connection with, or related to Funded Receivables, other than as set forth herein. TMP agrees to immediately remit any such payment it may receive relating to the Funded Receivables and proceeds thereof to CMFG and to provide unlimited access to accounting, reporting and database systems related to the Funded Receivables and proceeds thereof. CMFG’s interest in the Funded Receivables (and the proceeds thereof) and all TMP Obligations shall be secured by a first priority lien on and perfected security interest in all Funded Receivables, to the extent permitted by applicable law, and the proceeds of all Funded Receivables (which the parties herein agree that their estimated face value is forty-two million dollars ($42,000,000)), and by a first priority lien on and perfected security interest in all Non-Workers’ Compensation Receivables, to the extent permitted by applicable law, and the proceeds thereof, as more specifically set forth hereinafter. The lien on the Non-Workers’ Compensation Receivables shall be released upon CMFG’s receipt of $3,761,000.00 from collections of Funded Receivables. At all times up until CMFG has received $3,761,000.00 from collections of Funded Receivables, TMP represents, warrants and agrees that it shall maintain a reserve of Non-Workers’ Compensation Receivables with a face value of not less than twenty million dollar ($20,000,000.00) to secure the TMP Obligations. Upon the request from time to time of CMFG, TMP will deliver evidence to CMFG that it has so maintained such reserves of Non-Workers Compensation Receivables.

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A.         Collections and Monthly Division of Collections on Funded Receivables. 100% of collections from Funded Receivables received by TMP (whether payable to CMFG or TMP) shall be wired to CMFG, as servicer, on the 15th and 30th day of each month, to Account No. 759672099 maintained with Citibank, N.A. (ABA# 021272655) (the “Servicing Account”). Collections of Funded Receivables deposited into the Servicing Account shall be applied by CMFG, as servicer, as follows:

First, to CMFG, in respect of the Servicing Fee in an amount equal to 5.0% of the aggregate amount of such collections (which Servicing Fee shall be payable monthly);

Second, to CMFG, in respect of any unpaid Monthly Shortfall Payments (as defined below), CMFG Reimbursable Expenses and CMFG enforcement expenses (as detailed in Paragraph 3.1 xxiii);

Third, until such time as CMFG shall have been paid an aggregate amount of $3,280,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), to CMFG, in the amount of up to $175,000 per month in respect of collections related to Funded Receivables (the “CMFG Monthly Amount”). To the extent that the CMFG Monthly Amount paid to CMFG pursuant to this clause Third is less than $175,000 in any month, TMP shall pay to CMFG the aggregate amount of such shortfall (each such payment, a “Monthly Shortfall Payment”), within five (5) business days after the end of such month;

Fourth, until such time as CMFG shall have been paid an aggregate amount of $3,280,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), to TMP, in the amount of up to $125,000 per month in respect of collections related to Funded Receivables (the “TMP Monthly Amount”);

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Fifth, until such time as CMFG shall have been paid an aggregate amount of $3,280,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), 50% to CMFG and 50% to TMP; and

Sixth, from and after such time as CMFG shall have been paid an aggregate amount of $3,280,000 from collections of Funded Receivables (for the avoidance of doubt, excluding any Servicing Fees, Reimbursable Expenses, and servicing expenses paid to CMFG), 45% to CMFG and 55% to TMP.”

Any amounts payable to TMP under this Agreement as provided above shall be transferred from the Servicing Account by CMFG, as servicer, on a monthly basis no later than the 5th business day of the month following receipt, to an account designated by TMP. Any amounts payable to CMFG under this Agreement as provided above shall be transferred from the Servicing Account by CMFG, as servicer, on a monthly basis no later than the 5th business day of the month following receipt, to an account designated by CMFG.

         (f)         Section 2.6 of the Agreement (Collections and Closing Fee) is hereby amended and restated in its entirety to read as follows:

“2.6         Payment of Closing Fee and Collections. TMP shall pay to CMFG the Closing Fee at the time of payment of the Funding Amount. In accordance with the waterfall set forth in Section 2.5 A. above, CMFG shall be entitled to collect, with respect to each Funded Receivable: (i) the Servicing Fee; and (ii) the aggregate amount owed on such Funded Receivable. All collections related to the Funded Receivables shall be applied as set forth in Section 2.5 A. above.”

         (g)         Section 5 of the Agreement (Security Interest) is hereby amended and restated in its entirety to read as follows:

“5.         SECURITY INTEREST.

         To secure the due payment and performance of the TMP Obligations, TMP hereby grants to CMFG a continuing first priority lien on and security interest in all of its right, title, and interest in and to the following property, whether now existing or hereafter arising: (a) to the extent permitted by applicable law, any and all Funded Receivables; (b) any and all proceeds of and amounts and other property received or receivable in respect of Funded Receivables, in whatever form, including, without limitation, all cash, money, instruments, collections, and other amounts arising out of or in connection with any Funded Receivables, any deposit accounts into which any such proceeds and amounts are deposited, and all proceeds of the forgoing; (c) to the extent permitted by applicable law, any and all Non-Workers’ Compensation Receivables; and (d) any and all proceeds of and amounts and other property received or receivable in respect of Non-Workers’ Compensation Receivables, in whatever form, including, without limitation, all cash, money, instruments, collections, and other amounts arising out of or in connection with any Non-Workers’ Compensation Receivables, any deposit accounts into which any such proceeds and amounts are deposited, and all proceeds of the forgoing. CMFG’s lien on and security interest in the Non-Workers’ Compensation Receivables shall be released upon payment to CMFG of $3,761,000.00 in good funds from collections of Funded Receivables. At all times up until CMFG has been paid $3,761,000.00 in good funds from collections of Funded Receivables, TMP shall maintain a reserve of Non-Workers’ Compensation Receivables in an amount of not less than Twenty Million Dollar ($20,000,000.00) to secure the TMP Obligations.”

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         (h)         Section 6.2 of the Agreement (No Other Lien) is hereby amended and restated in its entirety to read as follows:

“6.2         No Other Lien. TMP further promises, covenants and agrees that it has not, and shall not grant or otherwise permit, cause or suffer the existence of any other security interest, pledge, lien or encumbrance in favor of another party (other than CMFG) on, or transfer any interest in (other than to CMFG), any of the following assets of TMP: any of the Funded Receivables assigned by TMP to CMFG, any of the Non-Workers’ Compensation Receivables, any proceeds of any of the foregoing, any cash, any money, any deposit account, and any other asset upon which CMFG has been granted a lien; provided, however, that this Section 6.2 shall not apply to any of the Non-Workers’ Compensation Receivables beginning at such time as CMFG has been paid $3,761,000.00 in good funds from collections of Funded Receivables.”

         (i)         Exhibit A of the Agreement is hereby amended and restated in its entirety and replaced with Exhibit A attached hereto.

         2.         Consent to Assignment. TMP hereby consents, for all purposes under the Agreement, to the Assignment and Assumption Agreement which is expected to be executed on or about the date hereof between CMFG and Raven Asset-Based Opportunity Fund I LP (“Raven”) or any subsidiary or affiliate of Raven. Following the effectiveness of any such Assignment and Assumption Agreement, TMP agrees, upon request, to execute and deliver a power of attorney in the form attached hereto as Exhibit B. Notwithstanding any provision of the Agreement to the contrary, TMP may not assign any of its obligations under the Agreement without the prior written consent of CMFG.

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         3.         Effect of Amendment. Except as set forth in this Amendment, all terms of the Agreement shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Parties.

         4.         Governing Law. This Amendment is executed and intended to be performed in the State of California, and the laws of that state, as well as the United States, shall govern its interpretation, enforcement and effect.

         5.         Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

         6.         Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

         7.         Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Page Follows]

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IN WITNESS WEREOF, the parties have executed this Amendment as of the day and year first above written.

Witnessed and/or Attested to by:	TARGETED MEDICAL PHARMA, INC.

___________________________________	___________________________________
By: David Silver, MD
Title:

CAMBRIDGE MEDICAL FUNDING GROUP LLC

___________________________________	___________________________________
By: Cy E. Hammond
Chief Financial Officer and Vice President of Operations

Exhibit A

List of Accounts

Attached

Exhibit B

LIMITED IRREVOCABLE POWER OF ATTORNEY

         TARGETED MEDICAL PHARMA, INC., a Delaware corporation (“TMP”), located at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077, together with its successors and/or assigns pursuant to the terms of that certain Workers’ Compensation Receivables Funding, Assignment and Security Agreement (CA), dated June 27, 2013, by and between Raven Asset-Based Opportunity Fund I LP (“Raven”), as assignee of Cambridge Medical Funding Group, LLC, and TMP, as amended by that certain First Amendment, dated as of September 30, 2013 (as amended, the “Agreement”), does hereby irrevocably constitute and appoint Raven as its true and lawful attorney for it, and in its name, place and stead, only for the following purposes contemplated and authorized:

A.          To execute or endorse in the name of TMP or other names through which it does business: (i) any financing statement under the Uniform Commercial Code (“UCC”), or other document required in order to perfect and/or record the security interests intended to be granted to Raven under the Agreement, (ii) any other document or instrument required in connection with the negotiation for its own account, or for the deposit to its own account of payments made to TMP;

B.          To receive and endorse any and all checks payable to TMP which represent payments of the accounts receivable referred to in the Agreement, and

C.          With full power of substitution and revocation, to ask for, collect, demand and receive; to prosecute and sue for, by proceedings or otherwise, in a court of law or equity; to give acquittance for said money or monies due or to become due, or any part thereof, and to withdraw any claims, suits or proceedings pertaining to, or out of the Agreement, or assignments or other instruments or agreements provided for thereunder.

In the event of TMP or Dr. David Silver’s unavailability or failure upon request to execute any instrument or document which Raven may reasonably require be executed for the purposes of effectuating the assignments contemplated in the Agreement, and/or the continuation or perfection of any security interest identified or provided for under the Agreement, including financing statements, termination statement, or other UCC forms, or instruments, or any amendments thereof within one business day of receipt, TMP hereby consents to, and authorizes Raven, as necessary, to execute such instruments on its behalf.

         TMP understands that by virtue of making this Power of Attorney, it no longer has the exclusive right or authority to take the acts reflected herein, except as otherwise authorized by Raven.

Except upon the express, written consent of Raven, which shall not be unreasonably withheld, this instrument may not be revoked or changed by TMP during the term of the Agreement, and for so long thereafter as Raven has failed to receive in full payments due it under the Agreement for all potential future proceeds related to the Funded receivables that have been assigned to Raven under the Agreement.

TARGETED MEDICAL PHARMA, INC.

__________________________________

By: David Silver, MD

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of ______________

On ________________, before me, _______________, notary public personally appeared _____________________, who proved to me on the basis of satisfactory evidence to be the person (s) whose name (s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________

      Signature of Notary Public

______________________________OPTIONAL________________________________

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this to another form to another document.

Description of attached Document

Title or Type of Document: __________________________________________

Document Date: ____________________ Number of Pages: _______________

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